                                                                    Exhibit 24.a


                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/James J. Gavin, Jr.
                                                     ----------------------
                                                     James J. Gavin, Jr.

Dated: February 23, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/George D. Leal
                                                     -----------------
                                                     George D. Leal

Dated: February 23, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/ H. Jack Meany
                                                     ---------------------
                                                         H. Jack Meany

Dated: February 22, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/James S. Pignatelli
                                                     ----------------------
                                                     James S. Pignatelli

Dated: February 23, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/James O. Rollans
                                                     -------------------
                                                     James O. Rollans

Dated: March 26, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/William C. Rusnack
                                                     ---------------------
                                                     William C. Rusnack

Dated: February 23, 1996

                                  BW/IP, INC.

                               POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint John D. Hannesson, John
M. Nanos and Mary Jane Young, and each of them, with full power in each to act without the other, his true and lawful attorney, in his name, place and stead to execute on his behalf, as director of BW/IP, Inc. (the "Company"), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments or supplements thereto, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorneys or any one of them, shall deem necessary or advisable in connection therewith, giving and granting to each of such attorneys full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes hereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                     /s/Peter C. Valli
                                                     -----------------
                                                     Peter C. Valli

Dated: February 23, 1996